Report of Votes of Stockholders

The Annual Meeting of Stockholders was held on October 29, 2020. Stockholders voted to elect four Class III Directors to serve until the Annual Meeting of Stockholders in 2023, or until their successors are elected and qualified. Class I

Directors (which include Marc Gary, Michael M. Knetter and Peter P. Trapp) and the Class II Directors (which include

Michael J. Cosgrove, Deborah C. McLean, George W. Morriss and Tom D. Seip) continue to hold office until the Annual

Meeting in 2021 and 2022, respectively.

To elect four Class III Directors to serve until the Annual Meeting of Stockholders in 2023 or until their successors are elected and qualified.

Shares of Common Stock

Votes For

Votes

Withheld Abstentions

Broker

Non-Votes

Joseph V. Amato 39,326,441 1,464,212 — —

Martha C. Goss 39,273,024 1,517,629 — —

James G. Stavridis 39,335,354 1,455,299 — —

Candace L. Straight 39,354,038 1,436,615 — —

Information Classification: Limited Access